Delaware The First State	Exhibit 3.443 Page 1

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “TIME WARNER CABLE INTERNET LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE SIXTH DAY OF MAY, A.D. 1998, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “CABLE HOLDCO LLC” TO “ROAD RUNNER HOLDCO LLC”, FILED THE SIXTEENTH DAY OF MAY, A.D. 2001, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE SEVENTH DAY OF APRIL, A.D. 2003, AT 11:30 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “ROAD RUNNER HOLDCO LLC” TO “TIME WARNER CABLE INTERNET LLC”, FILED THE THIRTEENTH DAY OF DECEMBER, A.D. 2012, AT 6:08 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORDS OF THE AFORESAID LIMITED LIABILITY COMPANY, “TIME WARNER CABLE INTERNET LLC”.

2893091 8100H SR# 20165703223	/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State Authentication: 202957042 Date: 09-08-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:00 AM 05/06/1998 981173608 – 2893091

CERTIFICATE OF FORMATION

OF

CABLE HOLDCO LLC

The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:

FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Cable HoldCo LLC.

SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Corporate Research, Ltd., 9 East Loockerman Street, Dover, Delaware 19901.

Executed on May 6, 1998.

/s/ Dalia Litay
Name: Dalia Litay
Title: Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 05/16/2001 010234777 – 2893091

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

CABLE HOLDCO LLC

It is hereby certified that:

FIRST: The name of the limited liability company is Cable HoldCo LLC (the “Limited Liability Company”).

SECOND: Pursuant to the provisions of Section 18-202, Title 6, of the Delaware Code, the Certificate of Formation is hereby amended to change the name of the Limited Liability Company from Cable HoldCo LLC to Road Runner HoldCo LLC by changing the Paragraph First thereof so that, as amended, said Paragraph shall be and read as follows:

“FIRST: The name of the limited liability company (hereinafter called the “Limited Liability Company”) is Road Runner HoldCo LLC.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation on May 16, 2001.

/s/ James R. Brueneman
Name: James R. Brueneman
Title: Vice President, General Counsel

CERTIFICATE OF AMENDMENT

OF

ROAD RUNNER HOLDCO LLC

1. The name of the limited liability company is ROAD RUNNER HOLDCO LLC

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the Registered agent is:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(County of New Castle)

3. This Certificate of Amendment shall be effective on upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of ROAD RUNNER HOLDCO LLC this 19th day of March, 2003.

/s/ David A. Christman
Time Warner Entertainment Company, L.P.,
Managing Member, through its Time Warner
Cable Division by David A. Christman,
Vice President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:30 AM 04/07/2003 030227472 – 2893091

State of Delaware Secretary of State Division of Corporations Delivered 06:35 PM 12/13/2012 FILED 06:08 PM 12/13/2012 SRV 121338983 – 2893091 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

ROAD RUNNER HOLDCO LLC

It is hereby certified that:

FIRST: The name of the limited liability company is Road Runner HoldCo LLC (the “Limited Liability Company”).

SECOND: Pursuant to the provisions of Section 18-202, Title 6, of the Delaware Code, the Certificate of Formation is hereby amended to change the name of the Limited Liability Company from Road Runner HoldCo LLC to Time Warner Cable Internet LLC by changing the Paragraph First thereof so that, as amended said Paragraph shall be and read as follows:

“FIRST: The name of the limited liability company (hereinafter called the “Limited Liability Company”) is Time Warner Cable Internet LLC.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Formation on December 13, 2012.

By:	/s/ David A. Christman
David A. Christman,
SVP & Assistant Secretary

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:00 AM 05/06/1998 981173608 – 2893091

CERTIFICATE OF FORMATION

OF

CABLE HOLDCO LLC

The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:

FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Cable HoldCo LLC.

SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Corporate Research, Ltd., 9 East Loockerman Street, Dover, Delaware 19901.

Executed on May 6, 1998.

/s/ Dalia Litay
Name: Dalia Litay
Title: Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 05/16/2001 010234777 – 2893091

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

CABLE HOLDCO LLC

It is hereby certified that:

FIRST: The name of the limited liability company is Cable HoldCo LLC (the “Limited Liability Company”).

SECOND: Pursuant to the provisions of Section l8-202, Title 6, of the Delaware Code, the Certificate of Formation is hereby amended to change the name of the Limited Liability Company from Cable HoldCo LLC to Road Runner HoldCo LLC by changing the Paragraph First thereof so that, as amended, said Paragraph shall be and read as follows:

“FIRST: The name of the limited liability company (hereinafter called the “Limited Liability Company”) is Road Runner HoldCo LLC.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation on May 16, 2001.

/s/ James R. Brueneman
Name:	James R. Brueneman
Title:	Vice President, General Counsel

CERTIFICATE OF AMENDMENT

OF

ROAD RUNNER HOLDCO LLC

1. The name of the limited liability company is ROAD RUNNER HOLDCO LLC

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the Registered agent is:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(County of New Castle)

3. This Certificate of Amendment shall be effective on upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of ROAD RUNNER HOLDCO LLC this 19th day of March, 2003.

/s/ David A. Christman
Time Warner Entertainment Company, L.P., Managing Member, through its Time Warner Cable Division by David A. Christman, Vice President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:30 AM 04/07/2003 030227472 – 2893091

State of Delaware Secretary of State Division of Corporations Delivered 06:35 PM 12/13/2012 FILED 06:08 PM 12/13/2012 SRV 121338983 – 2893091 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

ROAD RUNNER HOLDCO LLC

It is hereby certified that:

FIRST: The name of the limited liability company is Road Runner HoldCo LLC (the “Limited Liability Company”).

SECOND: Pursuant to the provisions of Section 18-202, Title 6, of the Delaware Code, the Certificate of Formation is hereby amended to change the name of the Limited Liability Company from Road Runner HoldCo LLC to Time Warner Cable Internet LLC by changing the Paragraph First thereof so that, as amended said Paragraph shall be and read as follows:

“FIRST: The name of the limited liability company (hereinafter called the “Limited Liability Company”) is Time Warner Cable Internet LLC.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation on December 13, 2012.

By:	/s/ David A. Christman
David A. Christman, SVP & Assistant Secretary